RYDEX ETF TRUST

Guggenheim MSCI EAFE Equal Weight ETF (NYSE Arca: EWEF)

Guggenheim S&P MidCap 400 Equal Weight ETF (NYSE Arca: EWMD)

Guggenheim S&P SmallCap 600 Equal Weight ETF (NYSE Arca: EWSM)

Guggenheim 2x S&P 500® ETF (NYSE Arca: RSU)

Guggenheim Inverse 2x S&P 500® ETF (NYSE Arca: RSW)

Supplement dated February 15, 2013

to the Prospectuses, Summary Prospectuses and Statement of Additional Information

of the above listed Funds dated March 1, 2012

This supplement provides new and additional information beyond that contained in the Prospectuses and Summary Prospectuses (collectively, the “Prospectuses”) and Statement of Additional Information (the “SAI”) listed above and should be read in conjunction with the Prospectuses and SAI.

On February 14, 2013, at the recommendation of Security Investors, LLC, the investment adviser to the series of Rydex ETF Trust (the “Trust”), the Trust’s Board of Trustees (the “Board”) approved the closing and subsequent liquidation of the Guggenheim MSCI EAFE Equal Weight ETF, Guggenheim S&P MidCap 400 Equal Weight ETF, Guggenheim S&P SmallCap 600 Equal Weight ETF, Guggenheim 2x S&P 500® ETF, and Guggenheim Inverse 2x S&P 500® ETF (each, a “Fund” and collectively, the “Funds”) pursuant to the terms of a Plan of Liquidation. Accordingly, each Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on or about March 22, 2013 (the “Liquidation Date”).

The last day of trading of Fund shares on the NYSE Arca, Inc. (the “Exchange”) is expected to be March 15, 2013. The Exchange will halt trading in the Funds before the open of trading on March 18, 2013. Following the close of trading on March 15, 2013 and prior to the Liquidation Date, each Fund will be closed to new investments and shareholders may only be able to sell their shares to certain broker-dealers. There is no assurance that there will be a market for the Funds’ shares during this time period. Prior to the close of trading on March 15, 2013, shareholders may continue to purchase and sell Fund shares through a broker in the standard manner. Customary brokerage charges may apply to such transactions.

From March 18, 2013 through the Liquidation Date, each Fund will liquidate its portfolio assets. As a result, each Fund may deviate from its investment objective, investment strategies, and investment policies as stated in the Fund’s Prospectus and SAI during this period.

If no action is taken by a Fund shareholder prior to the Liquidation Date, the applicable Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal to the net asset value of the shareholder’s Fund shares as of the close of business on the Liquidation Date. This amount includes any accrued capital gains and dividends. Shareholders remaining in a Fund on the Liquidation Date will not be charged any transaction fees by the Fund. However, the net asset value of each Fund on the Liquidation Date will reflect the costs of closing the Fund. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of your shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Shareholders can call 1-888-949-3837 for additional information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ETFPRO-SUP